MERRILL LYNCH
HEALTHCARE
FUND, INC.




FUND LOGO




Annual Report

April 30, 1999


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Healthcare Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH HEALTHCARE FUND, INC.


Officers and
Directors

Terry K. Glenn, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Jordan C. Schreiber, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert Harris, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Philip M. Mandel, Secretary of Merrill Lynch Healthcare Fund, Inc. has recently retired. His colleagues at Merrill Lynch Asset
Management, L.P. join the Fund's Board of Directors in wishing Mr. Mandel well in his retirement.



Merrill Lynch Healthcare Fund, Inc., April 30, 1999



DEAR SHAREHOLDER

The environment for US healthcare stocks was volatile during the quarter ended April 30, 1999. The quarter began well, with large-capitalization pharmaceutical stocks (which comprise approximately 75% of the market capitalization of the US healthcare sector) advancing in line with the rest of the stock market in February. However, as the quarter progressed, investor interest broadened as modestly valued cyclical companies gained favor based on expecta-tions of a stronger economy and global recovery. The predictable and more moderate earnings growth of pharmaceutical companies was valued at the peak level of the past two decades and discounted much of the favorable news. However, investor sentiment shifted and share prices of large cap pharmaceutical stocks declined during the month of April. Healthcare service companies performed somewhat better as companies began to renew annual contracts at higher premiums. At the same time, there were some positive signs from smaller-capitalization healthcare issues, including biotechnology companies.

The volatility in the healthcare sector is reflected in Merrill Lynch Healthcare Fund, Inc.'s performance during the quarter. The Fund's Class A, Class B, Class C and Class D Shares had total returns of -5.86%, -6.20%, -5.99% and -5.96%, respectively, for the quarter ended April 30, 1999. (Fund results do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4--6 of this report to shareholders.)

In March, large cap healthcare stocks were at their highest relative valuations in more than 25 years. The collapse of these valuation premiums in April reflected the shift in investor interest to cyclical sectors. Moreover, investors became concerned about price controls that could result from a restructuring of the Medicare program. An issue of particular interest that remains to be solved is payment for outpatient drugs that are not currently covered by Medicare. We expect that this will be a political issue going into the 2000 presidential election. Although expanding the Medicare program to cover these outpatient drugs would create pricing pressures for pharmaceutical companies, we expect that they would be at least partially offset by increased sales volume.

In addition to potential pricing pressures, investors also began to anticipate that patent expiration and fewer new blockbuster drugs would moderate earnings growth for pharmaceutical companies over the next several years. However, we believe that the outlook is not as bleak as recent stock price performance suggests. Although earnings growth rates for US pharmaceutical companies are likely to decelerate over the next five years, we believe that they will still be attractive. In addition, the flow of new drugs should continue, although there are likely to be fewer major new drug introductions than we have seen in the past several years. Furthermore, we believe that investors are ignoring the potential for further consolidations within the global healthcare sector and the positive effects that would result.

During the April quarter, we increased investments in healthcare service companies in the United States. We also expanded investments outside of the United States in response to the difficulties experienced by US pharmaceutical stocks. An easing of regulatory issues led us to add to our investments in Japan. For example, we established a position in Fujisawa Pharmaceutical Ltd., a leading company that has a new drug that minimizes rejection in kidney transplants. In Europe, we invested in William Demant Holding
A/S, a Danish company that is one of the leaders in hearing aid technology. We expect that the company will benefit from increased demand by the aging world population. In Canada, we increased our investment in QLT PhotoTherapeutics Inc., a biotechnology company that discovered and is now developing a laser/drug regimen to treat a leading cause of blindness. The clinical results of this regimen are very promising.


Fiscal Year in Review
For the year ended April 30, 1999, total returns for the Fund's Class A, Class B, Class C and Class D Shares were +12.01%, +10.79%, +10.82% and +11.69%, respectively. Benefiting the Fund's total return over most of the fiscal year was our focus on US healthcare issues as well as the portfolio's significant investments in companies that discover and market healthcare products as opposed to healthcare service providers.

We began the fiscal year with most of the Fund's investments in large-capitalization pharmaceutical companies. However, as overall stock market performance drove pharmaceutical share prices to historically high valuation levels over the course of the year, we shifted investments to mid-capitalization, more niche-oriented companies. As a result, the Fund's total return benefited from investments such as Bausch & Lomb Incorporated, ALZA Corporation, VISX, Incorporated, Sepracor Inc., AmeriSource Health Corporation and Bergen Brunswick Corporation. On the other hand, our remaining large cap US pharmaceutical investments were a drag on performance as the fiscal year drew to a close.

In Conclusion
We thank you for your investment in Merrill Lynch Healthcare Fund, Inc., and look forward to serving your financial needs throughout the Fund's new fiscal year and beyond.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Jordan C. Schreiber)
Jordan C. Schreiber
Senior Vice President and
Portfolio Manager


June 1, 1999


After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Healthcare Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.



Merrill Lynch Healthcare Fund, Inc., April 30, 1999



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, ay be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Total Return
Based on a
$10,000
Investment+++

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:


                                       4/89           4/99

ML Healthcare Fund, Inc.++--
Class A Shares*                       $ 9,475        $38,775

ML Healthcare Fund, Inc.++--
Class B Shares                        $10,000        $36,905

S&P 500 Index++++                     $10,000        $56,110


A line graph depicting thhe growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:


                                      10/21/94**       4/99

ML Healthcare Fund, Inc.++--
Class C Shares                        $10,000        $25,398

ML Healthcare Fund, Inc.++--
Class D Shares                        $ 9,475        $24,395

S&P 500 Index++++                     $10,000        $31,449

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Healthcare Fund, Inc. invests worldwide primarily in equity securities of companies that, in the opinion of management, derive or are expected to derive a substantial portion of their sales from products and services in healthcare.
++++This unmanaged broad-based Index is comprised of common stocks.



Average Annual
Total Return+++

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**


Year Ended 3/31/99                        +20.50%        +14.17%
Five Years Ended 3/31/99                  +22.72         +21.40
2/01/90++ through 3/31/99                 +16.09         +15.41
Ten Years Ended 3/31/99                   +15.92         +15.30

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++On February 1, 1990, Merrill Lynch Asset Management, L.P. became the sole investment adviser.



                                        % Return        % Return
Class B Shares*                        Without CDSC    With CDSC**

Year Ended 3/31/99                        +19.31%        +15.31%
Five Years Ended 3/31/99                  +21.44         +21.44
2/01/90++ through 3/31/99                 +14.90         +14.90
Ten Years Ended 3/31/99                   +14.74         +14.74

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge. ++On February 1, 1990, Merrill Lynch Asset Management, L.P. became the sole investment adviser.



                                        % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

Year Ended 3/31/99                        +19.08%        +18.08%
Inception (10/21/94) through 3/31/99      +24.55         +24.55

[FN]
 *Maximum contingent sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/99                        +20.11%        +13.81%
Inception (10/21/94) through 3/31/99      +24.91         +23.40

[FN]
  *Maximum sales charge is 5.25%.
 **Assuming maximum sales charge.

+++See Important Note on page 6.



Merrill Lynch Healthcare Fund, Inc., April 30, 1999


PERFORMANCE DATA (concluded)

Recent
Performance
Results+++
                                                        12 Month         3 Month    Ten Years/Since Inception
                                                      Total Return     Total Return        Total Return
ML Healthcare Fund, Inc.--Class A Shares*                +12.01%           -5.86%          +309.20%
ML Healthcare Fund, Inc.--Class B Shares*                +10.79            -6.20           +269.04
ML Healthcare Fund, Inc.--Class C Shares*                +10.82            -5.99           +153.98
ML Healthcare Fund, Inc.--Class D Shares*                +11.69            -5.96           +157.45

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are Class A & Class B Shares, for the ten years ended 4/30/99 and Class C & Class D Shares, from 10/21/94 to 4/30/99.


[FN]
+++Important Note:
   Prior to April 27, 1992, Merrill Lynch Healthcare Fund, Inc. was known as Sci/Tech Holdings, Inc. and contained, in addition to a healthcare portfolio, a portfolio of technology securities. The data on pages 4-6 include the performance of the technology portfolio which is no longer part of the Fund. Set forth below are performance data which, for the period before April 27, 1992, include only the performance of the healthcare portfolio and a pro rata allocated portion of Sci/Tech Holdings, Inc.'s cash reserves. On February 1, 1990, Merrill Lynch Asset Management, L.P. became the sole investment adviser.


Performance
Results

                                                   2/01/90 to 4/30/99
                                                     Total Return++

ML Healthcare Fund, Inc. Class A Shares                 +408.17%
ML Healthcare Fund, Inc. Class B Shares                 +372.79

[FN]
++Due to the inability to completely isolate the performance of Sci/Tech Holdings, Inc.'s technology portfolio from its healthcare portfolio, computations are based upon management's estimates of the healthcare portfolio. Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.



Average Annual
Total Return

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

2/01/90++ through 3/31/99                 +19.98%        +19.27%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++Due to the inability to completely isolate the performance of Sci/Tech Holdings, Inc.'s technology portfolio from its healthcare portfolio, computations are based upon management's estimates of the healthcare portfolio.



                                        % Return        % Return
Class B Shares*                        Without CDSC    With CDSC**

2/01/90++ through 3/31/99                 +19.06%        +19.06%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge. ++Due to the inability to completely isolate the performance of
  Sci/Tech Holdings, Inc.'s technology portfolio from its healthcare portfolio, computations are based upon management's estimates of the healthcare portfolio.


SCHEDULE OF INVESTMENTS
NORTH                                 Shares                                                               Value     Percent of
AMERICA        Industries              Held            Investments                            Cost       (Note 1a)   Net Assets
Canada         Medical Specialties    150,000 ++QLT PhotoTherapeutics Inc.               $  4,002,237    $  6,814,904     1.3%

                                                Investments in Canada                       4,002,237       6,814,904     1.3


United         Biotechnology          200,000 ++Abgenix, Inc                                2,661,875       2,887,500     0.6
States                                100,000 ++Amgen Inc.                                  3,839,065       6,137,500     1.2
                                      200,000 ++Aphton Corporation                          3,874,626       2,425,000     0.5
                                       95,000 ++Aurora Biosciences Corporation                768,471         570,000     0.1
                                       40,000 ++COR Therapeutics, Inc.                        445,000         465,000     0.1
                                      450,000 ++Cell Genesys, Inc.                          2,964,852       2,250,000     0.4
                                      130,000 ++Centocor, Inc.                              5,452,463       5,744,375     1.1
                                      350,000 ++Coulter Pharmaceutical, Inc.                6,187,874       7,000,000     1.4
                                      350,000 ++Emisphere Technologies, Inc.                5,741,333       3,325,000     0.7
                                      100,000 ++Enzon, Inc.                                 1,115,030       1,287,500     0.3
                                      300,000 ++Genentech, Inc.                            20,141,504      25,387,500     5.0
                                       90,000 ++IDEC Pharmaceuticals Corporation            2,949,064       4,545,000     0.9
                                       40,000 ++Immunex Corporation                         1,421,608       3,810,000     0.8
                                       40,000 ++MedImmune, Inc.                             1,014,625       2,205,000     0.4
                                       40,000 ++Protein Design Labs, Inc.                   1,262,148         617,500     0.1
                                        7,500 ++Vertex Pharmaceuticals Incorporated           193,872         158,438     0.0
                                                                                         ------------    ------------   ------
                                                                                           60,033,410      68,815,313    13.6


               Health Care Cost        40,000   Aetna Inc.                                  3,307,076       3,507,500     0.7
               Containment            700,000 ++AmeriSource Health Corporation
                                                (Class A)                                  19,127,940      19,381,250     3.8
                                       40,000   Bergen Brunswig Corporation (Class A)       1,150,212         760,000     0.2
                                      367,000   Cardinal Health, Inc.                      14,281,873      21,951,188     4.3
                                      210,000 ++CareMatrix Corporation                      4,360,964       3,570,000     0.7
                                      100,000   Columbia/HCA Healthcare Corporation         1,914,060       2,468,750     0.5
                                       50,000 ++Foundation Health Systems, Inc.
                                                (Class A)                                     583,337         690,625     0.1
                                      200,000 ++HEALTHSOUTH Corporation                     3,037,540       2,687,500     0.5
                                      100,000   McKesson HBOC, Inc.                         7,040,071       3,500,000     0.7
                                      133,800   United Wisconson Services, Inc.             1,102,567         786,075     0.2
                                                                                         ------------    ------------   ------
                                                                                           55,905,640      59,302,888    11.7


               Healthcare--           500,000   IMS Health Incorporated                    14,168,743      15,000,000     3.0
               Information             50,000 ++Medaphis Corporation                          332,812         173,437     0.0
                                       75,000 ++Medical Manager Corporation                 2,741,482       2,137,500     0.4
                                       50,000 ++Synetic, Inc.                               2,435,537       4,721,875     0.9
                                                                                         ------------    ------------   ------
                                                                                           19,678,574      22,032,812     4.3


Merrill Lynch Healthcare Fund, Inc., April 30, 1999


SCHEDULE OF INVESTMENTS (continued)
NORTH AMERICA                         Shares                                                               Value     Percent of
(concluded)    Industries              Held            Investments                            Cost       (Note 1a)   Net Assets
United         Medical                285,000   Bausch & Lomb Incorporated               $ 16,671,015    $ 21,375,000     4.2%
States         Specialties            400,000   Becton, Dickinson and Company              13,692,206      14,875,000     2.9
(concluded)                            50,000   Fresenius Medical Care AG (ADR)*            1,012,168         900,000     0.2
                                       30,000 ++ILEX Oncology, Inc.                           307,500         262,500     0.1
                                      300,000 ++Ocular Sciences, Inc.                       7,203,131       9,150,000     1.8
                                      225,000   QLTPhotoTherapeutics Inc.                   8,554,357      10,279,687     2.0
                                      220,000 ++Serologicals Corporation                    3,699,531       1,636,250     0.3
                                       51,810 ++Summit Technology, Inc.                       673,173         900,199     0.2
                                      165,000 ++Syncor International Corporation            4,834,219       4,692,187     0.9
                                       50,000 ++Total Renal Care Holdings, Inc.               563,440         693,750     0.1
                                      270,000 ++VISX, Incorporated                          5,977,112      34,762,500     6.9
                                                                                         ------------    ------------   ------
                                                                                           63,187,852      99,527,073    19.6


               Medical Technology     100,000 ++Boston Scientific Corporation               3,356,065       4,256,250     0.8
                                      250,000   C.R. Bard, Inc.                            10,401,604      12,250,000     2.4
                                      100,000 ++Datascope Corp.                             2,706,380       2,825,000     0.6
                                      200,000 ++Guidant Corporation                         4,984,133      10,737,500     2.1
                                      140,000   Medtronic, Inc.                             5,320,616      10,071,250     2.0
                                       50,000 ++Novoste Corporation                           815,589       1,100,000     0.2
                                       80,000   Stryker Corporation                         2,930,424       4,895,000     1.0
                                                                                         ------------    ------------   ------
                                                                                           30,514,811      46,135,000     9.1


               Pharmaceutical--       150,000   Bristol-Myers Squibb Company                8,874,250       9,534,375     1.9
               Consumer               120,000   Warner-Lambert Company                      7,292,814       8,152,500     1.6
                                                                                         ------------    ------------   ------
                                                                                           16,167,064      17,686,875     3.5

               Pharmaceutical--       170,000   American Home Products Corporation          9,234,879      10,370,000     2.0
               Diversified            125,000 ++Dura Pharmaceuticals, Inc.                  1,710,937       1,500,000     0.3
                                      475,000   Monsanto Company                           19,686,759      21,493,750     4.2
                                       80,000   Schering-Plough Corporation                 2,882,400       3,865,000     0.8
                                                                                         ------------    ------------   ------
                                                                                           33,514,975      37,228,750     7.3

               Pharmaceutical--       300,000 ++ALZA Corporation                           13,968,827      10,068,750     2.0
               Prescription           120,000   Eli Lilly and Company                       8,370,950       8,835,000     1.8
                                      250,000 ++Forest Laboratories, Inc.                  10,123,659      11,125,000     2.2
                                       40,000 ++Geltex Pharmaceuticals, Inc.                  683,594         680,000     0.1
                                      100,000   Merck & Co., Inc.                           6,586,125       7,025,000     1.4
                                       50,000   Pfizer Inc.                                 5,568,876       5,753,125     1.1
                                      100,000   Pharmacia & Upjohn, Inc.                    4,892,880       5,600,000     1.1
                                      250,000 ++SangStat Medical Corporation                8,156,517       3,593,750     0.7
                                      145,000 ++Sepracor Inc.                               7,553,484      12,252,500     2.4
                                       30,000 ++U.S. Bioscience, Inc.                         278,656         322,500     0.1
                                                                                         ------------    ------------   ------
                                                                                           66,183,568      65,255,625    12.9

                                                Investments in the United States          345,185,894     415,984,336    82.0

                                                Total Investments in North America        349,188,131     422,799,240    83.3


PACIFIC
BASIN/ASIA


Japan          Pharmaceutical--       100,000   Fujisawa Pharmacturical Co., Ltd.           1,762,001       1,643,606     0.3
               Prescription            50,000   Yamanouchi Pharmaceutical Co., Ltd.         1,696,178       1,584,906     0.3

                                                Total Investments in the Pacific
                                                Basin/Asia                                  3,458,179       3,228,512     0.6


WESTERN
EUROPE


Denmark        Medical Specialties     50,000   William Demant A/S                          3,466,839       3,386,085     0.7

                                                Investments in Denmark                      3,466,839       3,386,085     0.7


Finland        Pharmaceutical--        39,400   Orion-Yhtyma OY 'B'                         1,104,190         792,318     0.2
               Diversified

                                                Investments in Finland                      1,104,190         792,318     0.2


France         Pharmaceutical--        40,000   Sanofi SA                                   6,981,669       6,278,429     1.2
               Prescription

                                                Investments in France                       6,981,669       6,278,429     1.2


Ireland        Pharmaceutical--       150,000 ++Elan Corporation PLC (ADR)*                 8,503,004       7,725,000     1.5
               Prescription

                                                Investments in Ireland                      8,503,004       7,725,000     1.5


Sweden         Pharmaceutical--       150,000 ++OXiGENE, Inc.                               2,176,812       1,528,125     0.3
               Prescription

                                                Investments in Sweden                       2,176,812       1,528,125     0.3


Switzerland    Pharmaceutical--         4,000   Novartis AG (Registered Shares)             6,764,424       5,867,823     1.2
               Consumer

               Pharmaceutical--         1,000   Roche Holding AG                           11,896,277      11,785,574     2.3
               Diversified

                                                Investments in Switzerland                 18,660,701      17,653,397     3.5


United         Medical                600,000 ++SkyePharma PLC                                756,303         647,220     0.1
Kingdom        Specialties

               Pharmaceutical--       680,000 ++Shire Pharmaceuticals Group PLC             4,148,056       4,981,340     1.0
               Diversified            502,314   SmithKline Beecham PLC                      6,405,306       6,647,728     1.3
                                                                                         ------------    ------------   ------
                                                                                           10,553,362      11,629,068     2.3


               Pharmaceutical--       100,000   AstraZeneca Group PLC                       4,628,903       3,917,130     0.8
               Prescription           120,000   Glaxo Wellcome PLC                          3,652,474       3,551,016     0.7
                                                                                         ------------    ------------   ------
                                                                                            8,281,377       7,468,146     1.5

                                                Investments in the United Kingdom          19,591,042      19,744,434     3.9

                                                Total Investments in Western Europe        60,484,257      57,107,788    11.3


Merrill Lynch Healthcare Fund, Inc., April 30, 1999


SCHEDULE OF INVESTMENTS (concluded)
SHORT-TERM                           Face                                                                  Value     Percent of
SECURITIES                          Amount               Investments                         Cost        (Note 1a)   Net Assets
               Commercial        $ 10,000,000 Gannett Company, 4.80% due 5/07/1999       $  9,992,000    $  9,992,000     2.0%
               Paper**
                                   15,722,000 General Motors Acceptance Corp., 4.94%
                                              due 5/03/1999                                15,717,685      15,717,685     3.1

                                              Total Investments in Short-Term
                                              Securities                                   25,709,685      25,709,685     5.1


               Total Investments                                                         $438,840,252     508,845,225   100.3
                                                                                         ============
               Liabilities in Excess of Other Assets                                                       (1,359,606)   (0.3)
                                                                                                         ------------   ------
               Net Assets                                                                                $507,485,619   100.0%
                                                                                                         ============   ======

              *American Depositary Receipts (ADR).
             **Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the
               Company.
             ++Non-income producing security.

               See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
                    As of April 30, 1999
Assets:             Investments, at value (identified cost--$438,840,252) (Note 1a)                         $508,845,225
                    Cash                                                                                             469
                    Foreign cash (Note 1b)                                                                        26,908
                    Receivables:
                      Securities sold                                                      $  3,708,716
                      Capital shares sold                                                     1,734,026
                      Dividends                                                                 324,162        5,766,904
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                          28,314
                                                                                                            ------------
                    Total assets                                                                             514,667,820
                                                                                                            ------------


Liabilities:        Payables:
                      Securities purchased                                                    4,749,144
                      Capital shares redeemed                                                 1,435,394
                      Investment adviser (Note 2)                                               431,085
                      Distributor (Note 2)                                                      253,628        6,869,251
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       312,950
                                                                                                            ------------
                    Total liabilities                                                                          7,182,201
                                                                                                            ------------


Net Assets:         Net assets                                                                              $507,485,619
                                                                                                            ============


Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized                                                           $  3,140,390
                    Class B Shares of Common Stock, $0.10 par value,
                    250,000,000 shares authorized                                                              5,635,389
                    Class C Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                688,261
                    Class D Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                815,809
                    Paid-in capital in excess of par                                                         409,517,272
                    Undistributed realized capital gains on investments
                    and foreign currency transactions--net                                                    17,686,783
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                                70,001,715
                                                                                                            ------------
                    Net assets                                                                              $507,485,619
                                                                                                            ============


Net Asset           Class A--Based on net assets of $176,490,979 and
Value:                       31,403,903 shares outstanding                                                  $       5.62
                                                                                                            ============
                    Class B--Based on net assets of $256,000,122 and
                             56,353,886 shares outstanding                                                  $       4.54
                                                                                                            ============
                    Class C--Based on net assets of $31,295,029 and
                             6,882,612 shares outstanding                                                   $       4.55
                                                                                                            ============
                    Class D--Based on net assets of $43,699,489 and
                             8,158,091 shares outstanding                                                   $       5.36
                                                                                                            ============


                    See Notes to Financial Statements.


Merrill Lynch Healthcare Fund, Inc., April 30, 1999


STATEMENT OF OPERATIONS
                    For the Year Ended April 30, 1999
Investment          Dividends (net of $81,535 foreign withholding tax)                                      $  2,120,956
Income              Interest and discount earned                                                               1,440,363
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                               3,561,319
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $  4,424,955
                    Account maintenance and distribution fees--Class B (Note 2)               2,269,899
                    Transfer agent fees--Class B (Note 2)                                       437,659
                    Transfer agent fees--Class A (Note 2)                                       263,954
                    Account maintenance and distribution fees--Class C (Note 2)                 244,007
                    Accounting services (Note 2)                                                 91,355
                    Account maintenance fees--Class D (Note 2)                                   85,344
                    Registration fees (Note 1f)                                                  77,682
                    Printing and shareholder reports                                             77,295
                    Professional fees                                                            72,611
                    Custodian fees                                                               70,821
                    Transfer agent fees--Class D (Note 2)                                        57,007
                    Transfer agent fees--Class C (Note 2)                                        50,004
                    Directors' fees and expenses                                                 42,548
                    Pricing fees                                                                  1,503
                    Other                                                                         8,831
                                                                                           ------------
                    Total expenses                                                                             8,275,475
                                                                                                            ------------
                    Investment loss--net                                                                      (4,714,156)
                                                                                                            ------------


Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       52,023,883
(Loss) on             Foreign currency transactions--net                                       (184,005)      51,839,878
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       (3,591,283)
(Notes 1b, 1c,        Foreign currency transactions--net                                          6,656       (3,584,627)
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                             48,255,251
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 43,541,095
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Year Ended April 30,
                    Increase (Decrease) in Net Assets:                                        1999             1998
Operations:         Investment loss--net                                                   $ (4,714,156)    $ (3,112,493)
                    Realized gain on investments and foreign currency
                    transactions--net                                                        51,839,878       84,950,278
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                       (3,584,627)      47,378,304
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     43,541,095      129,216,089
                                                                                           ------------     ------------


Distributions to    Realized gain on investments--net:
Shareholders          Class A                                                               (22,527,624)     (25,786,081)
(Note 1g):            Class B                                                               (38,560,945)     (41,357,421)
                      Class C                                                                (4,031,344)      (3,451,735)
                      Class D                                                                (4,985,869)      (4,384,072)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from distributions
                    to shareholders                                                         (70,105,782)     (74,979,309)
                                                                                           ------------     ------------


Capital Share       Net increase in net assets derived from capital share
Transactions        transactions                                                            133,798,226       10,381,155
(Note 4):                                                                                  ------------     ------------


Net Assets:         Total increase in net assets                                            107,233,539       64,617,935
                    Beginning of year                                                       400,252,080      335,634,145
                                                                                           ------------     ------------
                    End of year                                                            $507,485,619     $400,252,080
                                                                                           ------------     ------------


                    See Notes to Financial Statements.


Merrill Lynch Healthcare Fund, Inc., April 30, 1999


FINANCIAL HIGHLIGHTS
                                                                                         Class A++
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                                  1999     1998      1997      1996       1995
Per Share           Net asset value, beginning of year               $   5.84   $   5.05  $   5.27  $   3.81   $    3.87
Operating                                                            --------   --------  --------  --------   ---------
Performance:        Investment income (loss)--net                        (.03)      (.02)      .02      (.01)       (.01)
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                .67       2.02       .40      1.67         .22
                                                                     --------   --------  --------  --------   ---------
                    Total from investment operations                      .64       2.00       .42      1.66         .21
                                                                     --------   --------  --------  --------   ---------
                    Less distributions from realized gain on
                    investments--net                                     (.86)     (1.21)     (.64)     (.20)       (.27)
                                                                     --------   --------  --------  --------   ---------
                    Net asset value, end of year                     $   5.62   $   5.84  $   5.05  $   5.27   $    3.81
                                                                     ========   ========  ========  ========   =========


Total Investment    Based on net asset value per share                 12.01%     44.06%     8.55%    44.01%       6.47%
Return:*                                                             ========   ========  ========  ========   =========


Ratios to Average   Expenses                                            1.27%      1.32%     1.40%     1.53%       1.79%
Net Assets:                                                          ========   ========  ========  ========   =========
                    Investment income (loss)--net                       (.46%)     (.28%)      .32%    (.23%)      (.21%)
                                                                     ========   ========  ========  ========   =========


Supplemental        Net assets, end of year (in thousands)           $176,491   $146,154  $121,529  $132,083   $  69,650
Data:                                                                ========   ========  ========  ========   =========
                    Portfolio turnover                                 91.26%    115.99%   125.94%   133.50%     196.91%
                                                                     ========   ========  ========  ========   =========

                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS (continued)
                                                                                         Class B++
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                               For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                                 1999      1998      1997       1996      1995
Per Share           Net asset value, beginning of year               $   4.91   $   4.40  $   4.67  $   3.43   $    3.55
Operating                                                            --------   --------  --------  --------   ---------
Performance:        Investment loss--net                                 (.07)      (.06)     (.03)     (.05)       (.04)
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                .55       1.72       .35      1.49         .19
                                                                     --------   --------  --------  --------   ---------
                    Total from investment operations                      .48       1.66       .32      1.44         .15
                                                                     --------   --------  --------  --------   ---------
                    Less distributions from realized gain on
                    investments--net                                     (.85)     (1.15)     (.59)     (.20)       (.27)
                                                                     --------   --------  --------  --------   ---------
                    Net asset value, end of year                     $   4.54   $   4.91  $   4.40  $   4.67   $    3.43
                                                                     ========   ========  ========  ========   =========


Total Investment    Based on net asset value per share                 10.79%     42.60%     7.44%    42.46%       5.29%
Return:*                                                             ========   ========  ========  ========   =========


Ratios to Average   Expenses                                            2.29%      2.35%     2.44%     2.55%       2.85%
Net Assets:                                                          ========   ========  ========  ========   =========
                    Investment loss--net                               (1.49%)    (1.31%)    (.72%)   (1.24%)     (1.29%)
                                                                     ========   ========  ========  ========   =========


Supplemental        Net assets, end of year (in thousands)           $256,000   $208,520  $178,025  $207,413    $ 79,485
Data:                                                                ========   ========  ========  ========   =========
                    Portfolio turnover                                 91.26%    115.99%   125.94%   133.50%     196.91%
                                                                     ========   ========  ========  ========   =========


                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.



Merrill Lynch Healthcare Fund, Inc., April 30, 1999


FINANCIAL HIGHLIGHTS (continued)
                                                                                         Class C++
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Oct. 21,
from information provided in the financial statements.                                                        1994++++ to
                                                                           For the Year Ended April 30,        April 30,
Increase (Decrease) in Net Asset Value:                                 1999      1998      1997      1996        1995
Per Share           Net asset value, beginning of period             $   4.92   $   4.40  $   4.68  $   3.43   $    3.27
Operating                                                            --------   --------  --------  --------   ---------
Performance:        Investment loss--net                                 (.07)      (.06)     (.04)     (.05)       (.04)
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                .55       1.73       .35      1.50         .20
                                                                     --------   --------  --------  --------   ---------
                    Total from investment operations                      .48       1.67       .31      1.45         .16
                                                                     --------   --------  --------  --------   ---------
                    Less distributions from realized gain on
                    investments--net                                     (.85)     (1.15)     (.59)     (.20)         --
                                                                     --------   --------  --------  --------   ---------
                    Net asset value, end of period                   $   4.55   $   4.92  $   4.40  $   4.68   $    3.43
                                                                     ========   ========  ========  ========   =========


Total Investment    Based on net asset value per share                 10.82%     42.66%     7.28%    42.76%       4.89%+++
Return:**                                                            ========   ========  ========  ========   =========


Ratios to Average   Expenses                                            2.30%      2.36%     2.46%     2.52%       3.28%*
Net Assets:                                                          ========   ========  ========  ========   =========
                    Investment loss--net                               (1.50%)    (1.31%)    (.76%)   (1.19%)     (2.13%)*
                                                                     ========   ========  ========  ========   =========


Supplemental        Net assets, end of period (in thousands)         $ 31,295   $ 19,860  $ 17,762  $ 20,761    $  1,816
Data:                                                                ========   ========  ========  ========   =========
                    Portfolio turnover                                 91.26%    115.99%   125.94%   133.50%     196.91%
                                                                     ========   ========  ========  ========   =========


                    *Annualized.
                   **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                 ++++Commencement of operations.
                  +++Aggregate total investment return.


                     See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (concluded)
                                                                                         Class D++
                                                                                                               For the
                                                                                                                Period
The following per share data and ratios have been derived                                                      Oct. 21,
from information provided in the financial statements.                                                       1994++++ to
                                                                           For the Year Ended April 30,       April 30,
Increase (Decrease) in Net Asset Value:                                  1999     1998      1997       1996      1995
Per Share           Net asset value, beginning of period             $   5.62   $   4.89  $   5.13  $   3.72   $    3.61
Operating                                                            --------   --------  --------  --------   ---------
Performance:        Investment loss--net                                 (.04)      (.03)       --+++++ (.02)       (.02)
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                .64       1.95       .39      1.63         .13
                                                                     --------   --------  --------  --------   ---------
                    Total from investment operations                      .60       1.92       .39      1.61         .11
                                                                     --------   --------  --------  --------   ---------
                    Less distributions from realized gain on
                    investments--net                                     (.86)     (1.19)     (.63)     (.20)         --
                                                                     --------   --------  --------  --------   ---------
                    Net asset value, end of period                   $   5.36   $   5.62  $   4.89  $   5.13   $    3.72
                                                                     ========   ========  ========  ========   =========


Total Investment    Based on net asset value per share                 11.69%     43.95%     8.11%    43.74%       3.05%+++
Return:**                                                            ========   ========  ========  ========   =========


Ratios to Average   Expenses                                            1.52%      1.56%     1.65%     1.75%       2.44%*
Net Assets:                                                          ========   ========  ========  ========   =========
                    Investment income (loss)--net                       (.72%)     (.52%)     .06%     (.44%)     (1.23%)*
                                                                     ========   ========  ========  ========   =========


Supplemental        Net assets, end of period (in thousands)         $ 43,700   $ 25,718  $ 18,318  $ 21,564   $   4,386
Data:                                                                ========   ========  ========  ========   =========
                    Portfolio turnover                                 91.26%    115.99%   125.94%   133.50%     196.91%
                                                                     ========   ========  ========  ========   =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                ++++Commencement of operations.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.


Merrill Lynch Healthcare Fund, Inc., April 30, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Healthcare Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Company offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Company.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Company may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Company may also purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Company deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Company agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Company as unrealized gains or losses. When the contract is closed, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Company may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Company, sold by the Company but not yet delivered, or committed or anticipated to be purchased by the Company.

* Forward foreign exchange contracts--The Company is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Company's records. However, the effect on operations is recorded from the date the Company enters into such contracts.

* Options--The Company is authorized to write covered call options and purchase put and call options. When the Company writes an option, an amount equal to the premium received by the Company is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Company enters into a closing transaction), the Company realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Company has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Company are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $4,714,156 have been reclassified between undistributed net realized capital gains and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Company's portfolio and provides, or arranges for affiliates to provide, the administrative services necessary for the operation of the Company. As compensation for its services to the Company, MLAM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Company.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Company pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                          Account       Distribution
                                      Maintenance Fee       Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Company. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended April 30, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Company's Class A and Class D Shares as follows:

                                        MLFD         MLPF&S

Class A                                $1,257       $ 13,897
Class D                                $8,207       $124,043


For the year ended April 30, 1999, MLPF&S received contingent deferred sales charges of $352,702 and $12,116 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $139,696 in commissions on the execution of portfolio security transactions for the Company for the year ended April 30, 1999.



Merrill Lynch Healthcare Fund, Inc., April 30, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

Accounting services are provided to the Company by MLAM at cost.

Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 1999 were $430,006,580 and $375,769,826, respectively.

Net realized gains (losses) for the year ended April 30, 1999 and net unrealized gains (losses) as of April 30, 1999 were as follows:

                                   Realized       Unrealized
                                Gains (Losses)  Gains (Losses)

Long-term investments            $ 52,023,883   $  70,004,973
Foreign currency transactions        (184,005)         (3,258)
                                 ------------   -------------
Total                            $ 51,839,878   $  70,001,715
                                 ============   =============


As of April 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $69,715,688, of which $97,190,970 related to appreciated securities and $27,475,282 related to depreciated securities. The aggregate cost of investments at April 30, 1999 for Federal income tax purposes was $439,129,537.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $133,798,226 and $10,381,155 for the years ended April 30, 1999 and April 30, 1998, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended April 30, 1999                  Shares        Amount

Shares sold                         8,643,632  $  49,274,570
Shares issued to shareholders in
reinvestment of distributions       3,730,411     20,333,921
                                 ------------  -------------
Total issued                       12,374,043     69,608,491
Shares redeemed                    (5,987,365)   (33,558,968)
                                 ------------  -------------
Net increase                        6,386,678  $  36,049,523
                                 ============  =============


Class A Shares for the Year                         Dollar
Ended April 30, 1998                  Shares        Amount

Shares sold                         4,839,861  $  26,553,000
Shares issued to shareholders in
reinvestment of distributions       4,346,016     22,534,271
                                 ------------  -------------
Total issued                        9,185,877     49,087,271
Shares redeemed                    (8,232,361)   (46,621,917)
                                 ------------  -------------
Net increase                          953,516  $   2,465,354
                                 ============  =============


Class B Shares for the Year                         Dollar
Ended April 30, 1999                  Shares        Amount

Shares sold                        21,649,771  $ 101,284,377
Shares issued to shareholders in
reinvestment of distributions       7,691,505     34,351,075
                                 ------------  -------------
Total issued                       29,341,276    135,635,452
Automatic conversion of shares     (1,158,996)    (5,416,606)
Shares redeemed                   (14,285,738)   (65,345,830)
                                 ------------  -------------
Net increase                       13,896,542  $  64,873,016
                                 ============  =============


Class B Shares for the Year                         Dollar
Ended April 30, 1998                  Shares        Amount

Shares sold                         9,581,322  $  44,669,370
Shares issued to shareholders in
reinvestment of distributions       8,250,682     36,413,087
                                 ------------  -------------
Total issued                       17,832,004     81,082,457
Automatic conversion of shares       (436,440)    (2,043,674)
Shares redeemed                   (15,397,914)   (74,477,766)
                                 ------------  -------------
Net increase                        1,997,650  $   4,561,017
                                 ============  =============


Class C Shares for the Year                         Dollar
Ended April 30, 1999                  Shares        Amount

Shares sold                         3,758,607  $  17,612,224
Shares issued to shareholders in
reinvestment of distributions         818,791      3,659,161
                                 ------------  -------------
Total issued                        4,577,398     21,271,385
Shares redeemed                    (1,733,904)    (7,931,730)
                                 ------------  -------------
Net increase                        2,843,494  $  13,339,655
                                 ============  =============


Class C Shares for the Year                         Dollar
Ended April 30, 1998                  Shares        Amount

Shares sold                         3,104,019  $  14,240,150
Shares issued to shareholders in
reinvestment of distributions         707,594      3,124,538
                                 ------------  -------------
Total issued                        3,811,613     17,364,688
Shares redeemed                    (3,810,331)   (17,967,749)
                                 ------------  -------------
Net increase (decrease)                 1,282  $    (603,061)
                                 ============  =============


Class D Shares for the Year                         Dollar
Ended April 30, 1999                  Shares        Amount

Shares sold                         4,701,426  $  25,678,950
Automatic conversion of shares        992,950      5,416,606
Shares issued to shareholders in
reinvestment of distributions         865,078      4,501,657
                                 ------------  -------------
Total issued                        6,559,454     35,597,213
Shares redeemed                    (2,980,103)   (16,061,181)
                                 ------------  -------------
Net increase                        3,579,351  $  19,536,032
                                 ============  =============


Class D Shares for the Year                         Dollar
Ended April 30, 1998                  Shares        Amount

Shares sold                         2,747,909  $  14,310,519
Shares issued to shareholders in
reinvestment of distributions         765,310      3,821,348
Automatic conversion of shares        386,266      2,043,674
                                 ------------  -------------
Total issued                        3,899,485     20,175,541
Shares redeemed                    (3,063,914)   (16,217,696)
                                 ------------  -------------
Net increase                          835,571  $   3,957,845
                                 ============  =============


5. Commitments:
At April 30, 1999, the Company had entered into foreign exchange contracts under which it had agreed to sell various foreign currencies with an approximate value of $727,000.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Healthcare Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Healthcare Fund, Inc. as of April 30, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at April 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Healthcare Fund, Inc. as of April 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
June 3, 1999
</AUDIT-REPORT>


Merrill Lynch Healthcare Fund, Inc., April 30, 1999


IMPORTANT TAX INFORMATION (unaudited)


The following information summarizes all per share distributions paid by Merrill Lynch Healthcare Fund, Inc. during its taxable year ended April 30, 1999.

                                                Domestic         Domestic
                      Record       Payable      Qualifying     Non-Qualifying        Total          Long-Term
                       Date          Date    Ordinary Income  Ordinary Income   Ordinary Income   Capital Gains*
Class A Shares       7/21/1998    7/29/1998     $.009635         $.141415          $.151050          $.376184
                    12/11/1998   12/21/1998         --              --                --             $.334758

Class B Shares       7/21/1998    7/29/1998     $.008702         $.127714          $.136416          $.376184
                    12/11/1998   12/21/1998         --              --                --             $.334758

Class C Shares       7/21/1998    7/29/1998     $.008800         $.129165          $.137965          $.376184
                    12/11/1998   12/21/1998         --              --                --             $.334758

Class D Shares       7/21/1998    7/29/1998     $.009406         $.138057          $.147463          $.376184
                    12/11/1998   12/21/1998         --              --                --             $.334758

*All long-term capital gain distributions paid by the Fund during the fiscal year are subject to the 20% tax rate.

 The domestic qualifying ordinary income qualifies for the dividends received deduction for corporations.


Please retain this information for your records.



PORTFOLIO CHANGES (unaudited)


For the Quarter Ended April 30, 1999

Additions

 Aetna Inc.
 AstraZeneca Group PLC
*Autonomous Technologies Corp.
 Boston Scientific Corporation
 COR Therapeutics, Inc.
 Columbia/HCA Healthcare Corporation
 Datascope Corp.
 Foundation Health Systems, Inc. (Class A)
 Fresenius Medical Care AG (ADR)
 Fujisawa Pharmacturical Co., Ltd.
 Geltex Pharmaceuticals, Inc.
 ILEX Oncology, Inc.
*PSS World Medical, Inc.
*Quintiles Transnational Corp.
 Sanofi SA
 Serologicals Corporation
 Summit Technology, Inc.
 Total Renal Care Holdings, Inc.
 U.S. Bioscience, Inc.
 William Demant A/S
 Yamanouchi Pharmaceutical Co., Ltd.


Deletions

 Agouron Pharmaceuticals, Inc.
 Allegiance Corporation
*Autonomous Technologies Corp.
 Cerner Corporation
 Copley Pharmaceutical, Inc.
 Ligand Pharmaceuticals Incorporated
   (Class B)
 PAREXEL International Corporation
*PSS World Medical, Inc.
 Pharmaceutical Marketing Services Inc.
*Quintiles Transnational Corp.
 Sabratek Corporation
 St. Jude Medical, Inc.
 Tenet Healthcare Corporation

[FN]
*Added and deleted in the same quarter.


PORTFOLIO INFORMATION (unaudited)


Worldwide
Investments
As of 4/30/99


Ten Largest Holdings                    Percent of
Represented in the Portfolio            Net Assets

VISX, Incorporated                          6.9%
Genentech, Inc.                             5.0
Cardinal Health, Inc.                       4.3
Monsanto Company                            4.2
Bausch & Lomb Incorporated                  4.2
AmeriSource Health Corporation
  (Class A)                                 3.8
QLT PhotoTherapeutics Inc.*                 3.3
IMS Health Incorporated                     3.0
Becton, Dickinson and Company               2.9
Sepracor Inc.                               2.4

[FN]
*Includes combined holdings.


Breakdown of Securities                 Percent of
By Country                              Net Assets

United States*                             82.0%
United Kingdom                              3.9
Switzerland                                 3.5
Ireland                                     1.5
Canada                                      1.3
France                                      1.2
Denmark                                     0.7
Japan                                       0.6
Sweden                                      0.3
Finland                                     0.2

[FN]
*Excludes short-term investments.


Industries Represented                  Percent of
In the Portfolio                        Net Assets

Medical Specialties                        21.5%
Pharmaceutical--Prescription               17.3
Biotechnology                              13.6
Pharmaceutical--Diversified                12.1
Health Care Cost Containment               11.7
Medical Technology                          9.1
Pharmaceutical--Consumer                    4.7
Healthcare--Information                     4.3